Exhibit 99.1
1 TELEFLEX INCORPORATED FOURTH QUARTER & FULL YEAR 2012EARNINGS CONFERENCE CALL 1
Conference Call Logistics The release, accompanying slides, and replay webcast available online at www.teleflex.com (click on "Investors")Telephone replay available by dialing 888-286-8010 or for international calls, 617- 801-6888, pass code number 10277897 2
Introductions Benson SmithChairman, President and CEO Thomas PowellExecutive Vice President and CFO Jake ElguiczeTreasurer and Vice President of Investor Relations 3
Forward-Looking Statements/Additional Notes This presentation and our discussion contain forward-looking information and statements including, but not limited to, our expectations with respect to the future focus of the remaining businesses within our OEM division; forecasted 2013 constant currency revenue growth; the expected impact of pricing initiatives, new product contributions, increases in volume, the LMA acquisition and foreign currency fluctuations on constant currency revenue growth; forecasted 2013 gross and adjusted operating margins; expected impact of the medical device tax on adjusted operating margin; forecasted 2013 adjusted earnings per share; and other matters which inherently involve risks and uncertainties which could cause actual results to differ from those projected or implied in the forward-looking statements. These risks and uncertainties are addressed in our SEC filings, including our most recent Form 10-K. This presentation includes certain non-GAAP financial measures, which include revenue growth on a constant currency basis; adjusted operating income and margins; adjusted earnings per share; adjusted gross profit and margin; adjusted selling, general and administrative expenses; and adjusted operating expenses. Adjusted earnings per share excludes, depending on the period presented, the effect of charges associated with a goodwill impairment, our restructuring programs and asset impairments, losses and other charges related to acquisition costs, gain/loss on sale of businesses and assets, loss on extinguishment of debt in connection with refinancing transactions, costs associated with severance payments and benefits to be provided to our former chief executive officer, charges relating to a stock keeping unit reduction program, charges associated with the amortization of additional interest expense related to an interest rate swap terminated in 2011, intangible amortization expense, the amortization of debt discount on convertible notes and certain tax adjustments relating to the resolution of various tax matters relating to prior years. Consistent with past practice, adjusted earnings per share has not been adjusted to exclude the benefit resulting from the forfeiture of equity awards. Constant currency revenue growth excludes the impact of translating the results of international subsidiaries at different currency exchange rates from period to period. Adjusted selling, general and administrative expenses and adjusted operating expenses exclude costs associated with severance payments and benefits to be provided to our former chief executive officer and acquisition costs. Adjusted operating income and margin exclude costs associated acquisitions, restructuring and impairment charges and (gain) loss on sale of businesses and assets. Reconciliation of these non-GAAP measures to the most comparable GAAP measures is contained within this presentation. The following slides reflect continuing operations. 4
5 FOURTH QUARTER AND FULL YEAR 2012 HIGHLIGHTS 5
Fourth Quarter Financial Highlights Revenue of $419.0 million, up 5.1% constant currencyGross margin of 47.5%, up 50 bps vs. prior yearAdjusted operating margins of 15.6%, down 130 bps vs. prior year Adjusted EPS of $1.14, up 9% vs. prior year 6
Completed acquisition of LMA International N.V. and affiliatesTransaction closed on October 23, 2012Q4 revenue and adjusted earnings per share contribution of $24.4 million and $0.09Integration activities running slightly ahead of schedule Fourth Quarter Strategic Highlights 7
Profitability improvement initiatives continuingAnnounced the transfer of the manufacturing of certain products from the United States, and Mexico, to the Czech RepublicAnnounced the closure of a distribution center in FranceCentralized North American Distribution Center fully functional; beginning the process to eliminate old distribution centers in the United States Fourth Quarter Strategic Highlights 8

Fourth Quarter Strategic Highlights

Marketplace continues to accept pricing initiatives

Up 126 bps versus prior year

Sixth consecutive quarter of positive year-over-year pricing

Investment in research and development paying benefits

Research & Development spending of 3.9% of revenue

Newly introduced products contribute 74 bps of revenue growth

Gained marketing clearances for new vascular access, anesthesia and surgical products

9

Teleflex®
Full Year Financial Highlights Revenue of $1.55 billion, up 6.8% constant currencyGross margin of 48.2%, up 80 bps vs. prior yearAdjusted operating margins of 16.2%, down 10 bps vs. prior year Adjusted EPS of $4.40, up 15% vs. prior year 10

Full Year Strategic Highlights

Price initiatives drove 124 bps of top-line growth in 2012

Latin America up 366 bps
Asia Pacific up 276 bps
North America up 141 bps
Europe up 34 bps

Invested in product areas to drive future revenue growth and profitability

Research & development spending up 16%

Newly introduced products contribute 117 bps of revenue growth

Teleflex®
11

Full Year Strategic Highlights

Solidified foundation for future growth through GPO & IDN agreements

24 new agreements (9 GPO; 15 IDN)
25 agreement renewals (17 GPO; 8 IDN)

Began the process of facility rationalization

North American Distribution Center consolidation
Mount Holly, NJ manufacturing facility closure
Manufacturing transfer of certain products from the U.S. & Mexico to Czech Republic
Announced the closure of a distribution center in France

12

Teleflex®

Full Year Strategic Highlights

Completed mix of market-share enhancing and technology acquisitions

LMA International N.V. and affiliates
Semprus BioSciences
Hotspur Technologies
Axiom Technology Partners, LLC
EZ – Blocker

Divested OEM Orthopedics business

Remainder of OEM division will focus on expanding its leadership positions in custom extrusion, catheters, medical devices, sutures, and performance fibers

13

Teleflex®

Full Year Strategic Highlights Delivered on commitments to investorsAchieved 6.8% constant currency revenue growth versus initial outlook of 4% to 6%Delivered adjusted EPS at upper-end of initially provided guidance range despite headwinds 14
15 FOURTH QUARTER 2012 FINANCIAL REVIEW 15
Fourth Quarter - Financial Results Revenue of $419.0 millionUp 4.0% as-reported; up 5.1% constant currencyGross margin of 47.5%Up 50 bps vs. prior yearResearch & development spending up 26% from prior yearAdjusted operating margin of 15.6%Down 130 bps vs. prior yearAdjusted EPS of $1.14, up 9% vs. prior year 16
17 FOURTH QUARTER PRODUCT & GEOGRAPHIC REVENUE REVIEW 17
Product Revenue Review Critical Care Surgical Care Cardiac Care OEM 0.68 0.18 0.05 0.09 Q4'12 Q4'11 Constant Currency Revenue Commentary Critical Care Surgical Care Cardiac Care OEM 0.67 0.18 0.05 0.1 Critical Care: $286.1 million, up 8.1% Surgical Care: $76.3 million, up 4.8%Anesthesia - up 35.7%Urology - up 2.2%Vascular access - up 1.0%Respiratory - down 4.7% Cardiac Care: $20.9 million, down 3.3% OEM: $35.7 million, down 7.4% Note: Increases and decreases in revenue referred to above are as compared to results for the fourth quarter of 2011. 18
Segment Revenue Review Americas EMEA Asia OEM 0.48 0.31 0.12 0.09 Q4'12 Q4'11 Constant Currency Revenue Commentary Americas EMEA Asia OEM 0.46 0.33 0.11 0.1 Americas: $200.1 million, up 8.1% EMEA: $132.7 million, up 2.3% Asia: $50.5 million, up 12.4% OEM: $35.7 million, down 7.4% Note: Increases and decreases in revenue referred to above are as compared to results for the fourth quarter of 2011. 19
20 2013 FINANCIAL OUTLOOK 20
2013 Financial Outlook Foreign exchange expected to negatively impact revenue by ~ 1% 21
2013 Financial Outlook Gross margin of between 50% to 51%Including impact of medical device tax, adjusted operating margin expected to be between 16.0% to 17.0%Medical device tax negatively impacts adjusted operating margin by ~ 1% Adjusted earnings per share expected to be between $4.70 to $4.90 22
23 QUESTION & ANSWER 23
24 APPENDICES 24
Appendix A - Reconciliation of Product Constant Currency Revenue Growth Dollars in Millions 25
Appendix B - Reconciliation of Segment Constant Currency Revenue Growth Dollars in Millions 26
Appendix C - Reconciliation of Critical Care Product Constant Currency Revenue Growth Dollars in Millions 27
Appendix D - Fourth Quarter Income Statement from Continuing Operations Dollars in millions, except per share 28
Appendix E - Reconciliation of Product Constant Currency Revenue Growth Dollars in Millions 29
Appendix F - Reconciliation of Segment Constant Currency Revenue Growth Dollars in Millions 30
Appendix G - Reconciliation of Critical Care Product Constant Currency Revenue Growth Dollars in Millions 31
Appendix H - Year-to-Date Income Statement from Continuing Operations Dollars in millions, except per share 32
Appendix I - EPS Reconciliation from Continuing Operations 33
Appendix J - EPS Reconciliation from Continuing Operations 34
Appendix K - EPS Reconciliation from Continuing Operations 35
Appendix L - EPS Reconciliation from Continuing Operations 36
Appendix M - Reconciliation of 2013 Outlook Earnings per Share Guidance Low High Diluted earnings per share attributable to common shareholders $3.20 $3.40 Restructuring and impairment charges, net of tax $0.51 $0.51 Intangible amortization expense, net of tax $0.82 $0.82 Amortization of debt discount on convertible notes, net of tax $0.17 $0.17 Adjusted diluted earnings per share $4.70 $4.90 37
38 Appendix N - Reconciliation of Teleflex Selling, General and Administrative Expenses
39 Appendix O - Reconciliation of Teleflex Gross Profit